                              February 28, 1998


Dear contract owner investing in The Palladian-Registered Trademark- Trust:

We are pleased to provide you with The Palladian Trust's ("Trust") Annual Report. As you may know, The Fulcrum Fund variable annuity contract and the Trust were created to provide a range of investment options, each seeking maximum long-term total return in a particular asset class.

Following this letter you will find a detailed performance summary from each portfolio manager, financial statements for each portfolio including a listing of the individual securities held by each portfolio. It is our hope that this Annual Report will give you a comprehensive view of our performance in managing your investments.

Thank you for your continued support of The Fulcrum Fund and The Palladian
Trust.

Very truly yours,


Matthew J. Stacom
Chairman
The Palladian Trust

                                 THE VALUE PORTFOLIO

Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains.

In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

WHAT WE DO. The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets for over 20 years at GAMCO Investors, Inc. and affiliates.

The focus of valuation approach is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

1998: WILL IT BE ANOTHER GOOD YEAR? Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead. Other issues on our "Bear Watch" include:

     -    The Asian Flu spreading to Latin American currencies and economies.
     -    An upswing in wage inflation not offset by productivity gains.
     - The emergence of trade barriers that cause a global political backlash.
     -    A disruption of oil flow from the Middle East.
     - The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?
     - Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.

How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.


Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

GAMCO INVESTORS, INC.
PORTFOLIO MANAGER TO THE VALUE PORTFOLIO

                COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE VALUE PORTFOLIO AND S&P 500 INDEX


[GRAPH]


 Date              Value                S&P 500
     01/31/96            10,000            10,000
     03/31/96            10,210            10,190
     06/30/96            10,840            10,647
     09/30/96            11,060            10,976
     12/31/96            11,513            11,891
     03/31/97            11,894            12,210
     06/30/97            13,259            14,342
     09/30/97            14,476            15,416
     12/31/97            15,236            15,859


     Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses or sales charges deducted by the insurance company.

---------------
     *Portfolio's inception date


                                 S&P 500 INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                                 THE GROWTH PORTFOLIO

The stock market's strong performance in 1997 was driven primarily by outsized gains in a relatively small number of huge multinational companies with predictable earnings growth. Their stock prices benefited from benign inflation, which allowed lower bond yields, which in turn permitted higher price-earnings ratios. As a result, the S&P 500, with a gain of 29% handily outdistanced the smaller cap averages. The Russell 2000, for example, showed an increase for the year of only 21%.

Factors which contributed to the strong relative performance of larger stocks were the continuing trend toward indexing, which becomes a self-fulfilling process as index funds continue to outperform their more active competitors. Additionally, to the extent that the bull market is fueled by foreign investors, considerations of visibility, liquidity, familiarity and predictability may outweigh valuation considerations.

The outlook for 1998 is dominated by continuing disinflation. As a result, long-term bond yields are expected to fall further. This, in turn, will lead to higher price-earnings ratios, particularly for high growth companies.

The difficult task will be to isolate those companies that enjoy sufficient pricing power and stability that they will be able to grow earnings in an environment of slow domestic growth, continuing downward pressure on Asian exports and a strong dollar.

Our focus continues to be on domestic service and retail companies. As a broad generalization, such companies are largely immune to technological obsolescence, have little inventory risk, are not subject to foreign competition and may, in fact, benefit from lower import prices. Specific industries that fit in these broad categories include apparel retailers, restaurants, service providers such as legal service and personnel firms. Additionally, certain computer software companies qualify, provided they do not have significant foreign exposure.

As of late February, the characteristics of the portfolio may be summarized as follows: secular growth of the stocks in the fund are projected to be 30% annually for the next three years; earnings next quarter are projected to show an average gain in excess of 40%; yet the price earnings ratio on 1998 earnings is a mere 22.9X, barely above the valuation of the overall market. We expect that this universe of fast-growing superior companies will continue to outperform the broader averages by a significant margin.

STONEHILL CAPITAL MANAGEMENT, INC.
PORTFOLIO MANAGER TO THE GROWTH PORTFOLIO

                COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE GROWTH PORTFOLIO AND S&P 500 INDEX


[GRAPH]


 Date              Growth               S&P 500
     01/31/96            10,000            10,000
     03/31/96            10,170            10,190
     06/30/96             9,410            10,647
     09/30/96            11,420            10,976
     12/31/96            10,840            11,891
     03/31/97            10,690            12,210
     06/30/97            12,160            14,342
     09/30/97            13,740            15,416
     12/31/97            11,950            15,859


     Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses or sales charges deducted by the insurance company.

---------------
     *Portfolio's inception date


                                 S&P 500 INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                          THE INTERNATIONAL GROWTH PORTFOLIO

1997 was an eventful year for world equity markets, especially among small cap stocks. The economic crisis in Asia rocked markets and currencies. Several Asian markets were down more than 70% in U.S. dollar terms. Small cap companies continued to underperform large cap stocks. The strong headline performances of many markets around the world hid the divergence in performance and valuations of these two sectors.

Against this backdrop, your fund was down 5.25% for the year 1997. The Salomon Extended Market Index, which measures non-U.S. small companies, was down 8.1% for the year. The MSCI EAFE Index, which is dominated by large caps, was up 4.9%, highlighting how small companies lagged large firms for the year. Asian companies represented about 17.80% of the fund at the end of the year. The fund's Asian holdings were not immune and contributed to the overall down year.

During 1997, we added several new names. Physio-Control International, the fund's largest position at year end, makes automatic external defibrillators, which can be used to save the lives of heart attack victims and increasingly are found on airplanes, at ski resorts and in public auditoriums. McBride PLC, the second largest holding, produces private label consumer goods in Europe. This new holding is one of the leading players in this industry and benefits as retailers dedicate more shelf space to private labels. Other new holdings include Regent Inns, an operator of pubs in the United Kingdom and Investec, a dominant publishing and television concern in Portugal.

BEE & ASSOCIATES, INC.
PORTFOLIO MANAGER TO THE INTERNATIONAL GROWTH PORTFOLIO

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      IN THE INTERNATIONAL GROWTH PORTFOLIO AND MORGAN STANLEY EAFE INDEX CAPITAL INTERNATIONAL-EUROPE, AUSTRALIA, FAR EAST INDEX

[GRAPH]



                   International
 Date              Growth               EAFE
     03/25/96            10,000            10,000
     03/31/96             9,990            10,075
     06/30/96             7,270            10,195
     09/30/96             9,810            10,141
     12/31/96            10,330            10,262
     03/31/97            10,788            10,061
     06/30/97            10,951            11,324
     09/30/97            11,175            11,204
     12/31/97             9,967            10,286


     Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses or sales charges deducted by the insurance company.

---------------
     *Portfolio's inception date


                     MORGAN STANLEY CAPITAL INTERNATIONAL-
                      EUROPE, AUSTRALIA, FAR EAST INDEX

     The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 18 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                        THE GLOBAL STRATEGIC INCOME PORTFOLIO

US economic growth remained strong while inflation continued to fall. The crisis in East Asia caused a lowering of forecasts for growth and inflation which allowed yields to continue their downward trend. FFTW had overweighted duration positions. FFTW's US bloc positions contributed positively to return. Rates rose in fourth quarter as Fed tightened. FFTW was short duration.

Europe enjoyed strong economic growth and business confidence increased. After the tightening by the Bundesbank, market expectations of upward pressure on interest rates declined. European yield spreads traded in a narrow range as EMU has now been fully discounted. FFTW's Core Europe duration positions were overweighted throughout the fourth quarter. The portfolio was overweight higher yielding markets, i.e. UK and Denmark, and underweight markets where spreads versus Germany were very narrow, i.e. France, Belgium and the Netherlands. Duration and yield curve positions in Core Europe contributed positively to performance, and country spread positions detracted from performance.

Domestic demand failed to pick up in the fourth quarter and the East Asian crisis dampened the prospects for exports to other Asian countries. The yields of JGBs declined, and the crumbling financial sector created a credit crunch within Japan. FFTW's underweight position was maintained throughout the fourth quarter in the belief that yields were too low in both real and nominal terms. Japanese positions detracted from portfolio returns.

In foreign exchange, FFTW was overweight the USD versus DM for most of the year. This added value to the portfolio.

FISCHER FRANCIS TREES & WATTS, INC.
PORTFOLIO MANAGER TO THE GLOBAL STRATEGIC INCOME PORTFOLIO

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                 IN THE GLOBAL STRATEGIC INCOME PORTFOLIO AND
            CAPITAL INTERNATIONAL-EUROPE, AUSTRALIA, FAR EAST INDEX

[GRAPH]



                   Global               J.P. Morgan
                   Strategic            Global Gov't
 Date              Income                 Bond
     03/25/96            10,000            10,000
     03/31/96             9,750             9,930
     06/30/96             9,420             9,990
     09/30/96             9,950            10,273
     12/31/96            10,044            10,552
     03/31/97             9,732            10,139
     06/30/97             9,883            10,437
     09/30/97            10,034            10,617
     12/31/97            10,102            10,700


     Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses or sales charges deducted by the insurance company.

---------------
     *Portfolio's inception date


              J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX, UNHEDGED

     Weighted by market capitalization and is comprised of 424 bonds with maturities greater than one year in over 13 countries. Foreign currencies are converted into dollars at spot rates which gives the index exposure to both bond and currency markets.

                     THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO

Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains. 1997 was a particularly good year for global multimedia stocks.

PORTFOLIO STRUCTURE. As we have indicated in past discussions, the fund's investment parameters fall within two main investment universes: companies involved in creativity or copyright; and companies involved in the distribution, principally the delivery of these copyrights, but also, the broad scope of communications-related services such as basic voice and data.

1998: WILL IT BE ANOTHER GOOD YEAR FOR MULTIMEDIA STOCKS? After several years of under-performing relative to other market sectors, telecommunications, cable television, cable networks, broadcast and filmed entertainment producers were among 1997's best performing industry groups. There are a number of reasons why these sleeping giants awoke. Cable television operators did a good job protecting market share from satellite broadcasters and received strong strategic and financial backing from leading technology companies committed to making CATV companies' coaxial connections into American homes the primary internet transmission highway. We think the cable television industry is in terrific shape. The systems are built out. Strong financial partners are providing the capital for technological upgrades. Cash flows from traditional cable TV services are trending up and new services are finally coming on stream. This industry, which Wall Street had written off a year ago, has a very promising future.

The same can be said for cable networks. Until cable television operators fully upgrade systems to provide more channel capacity, the existing network slots will be coveted by programmers and advertisers. We expect to see continuing consolidation in the industry and strategic partners that can help maximize cash flow and profits.

Telecommunications stocks probably offer the greatest long term upside potential. The global deregulation of the telecommunications industry is finally unfolding. Giant mergers will take place as the big players jockey for domestic and global market share. Broadcasters should also do well as deregulation continues to spawn consolidation in the industry. The short, intermediate and long term prospects for global multimedia stocks are exciting and continue to believe these industry groups will be market leaders in 1998 and beyond.

IN CONCLUSION. Multimedia stocks reigned in 1997. We believe they continue to offer a wealth of opportunity for investors. Global barriers are finally coming down. The mating game will be intense as suitors compete for the most attractive partners. We are in the midst of an exciting party that could last well into the next decade.

GAMCO INVESTORS, INC.
PORTFOLIO MANAGER TO THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO

        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        IN THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO AND S&P 500 INDEX

[GRAPH]


                   Global
                   Interactive
 Date              Telecomm             S&P 500
     01/31/96            10,000            10,000
     03/31/96             9,950            10,190
     06/30/96             9,720            10,647
     09/30/96            10,030            10,976
     12/31/96            10,049            11,891
     03/31/97            10,421            12,210
     06/30/97            11,526            14,342
     09/30/97            12,702            15,416
     12/31/97            14,097            15,859


     Past performance is not predictive of future performance. Persons who invest in the Portfolio through a variable annuity contract should note this graph does not reflect separate account expenses or sales charges deducted by the insurance company.

---------------
     *Portfolio's inception date


                                 S&P 500 INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity markets. Membership is decided upon by the Standard & Poor's 500 committee. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                                 THE PALLADIAN TRUST
                         STATEMENTS OF ASSETS AND LIABILITIES
                               AS OF DECEMBER 31, 1997


                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
   At identified cost. . . . . . . . . . . . . . . .   $4,548,152     $3,928,673     $3,320,007     $2,219,986     $1,836,313
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   At value. . . . . . . . . . . . . . . . . . . . .   $5,095,033     $4,205,105     $3,044,332     $2,241,944     $2,234,365

Cash (Interest bearing account). . . . . . . . . . .    1,722,459        124,945         82,734        582,113        905,389
Foreign Cash . . . . . . . . . . . . . . . . . . . .      ----           ----             3,970         16,965        ----
Receivables: . . . . . . . . . . . . . . . . . . . .
   Interest and dividends  . . . . . . . . . . . . .       11,169            553          3,822         68,710          7,184
   Investments sold  . . . . . . . . . . . . . . . .       61,510         20,119        ----           ----           ----
   Forward foreign exchange contracts to buy . . . .      ----           ----           ----         1,077,624        ----
   Forward foreign exchange contracts to sell  . . .      ----           ----             3,969        701,879        ----
   Expense reimbursements  . . . . . . . . . . . . .      146,510        123,531         96,868        121,760         99,327
   Shares of beneficial interest purchased . . . . .        5,115          6,106          7,304        ----             8,731
Unamortized organization costs . . . . . . . . . . .       14,678         14,678         15,330        ----            14,678
                                                    -------------  -------------  -------------  -------------  -------------

   Total Assets  . . . . . . . . . . . . . . . . . .   $7,056,474     $4,495,037     $3,258,329     $4,810,995     $3,269,674
                                                    -------------  -------------  -------------  -------------  -------------

LIABILITIES
Payables:
   Investments purchased . . . . . . . . . . . . . .     $429,049        ----           $21,968       $282,738       $230,802
   Forward foreign exchange contracts to buy . . . .      ----           ----           ----         1,119,231        ----
   Forward foreign exchange contracts to sell  . . .      ----           ----             3,969        682,582        ----
   Shares of beneficial interest repurchased . . . .      ----              $322             91          2,044            269
   Accrued expenses  . . . . . . . . . . . . . . . .       42,773         31,184         25,299         24,462         22,162
                                                    -------------  -------------  -------------  -------------  -------------

   Total Liabilities . . . . . . . . . . . . . . . .      471,822         31,506         51,327      2,111,057        253,233
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSETS CONSIST OF:
Undistributed net investment income  / (loss)  . . .          $23        ----              ($94)        $1,131           ($89)

Net unrealized appreciation (depreciation)
   of investments. . . . . . . . . . . . . . . . . .      546,881       $276,432       (275,675)       (27,404)       398,052
Accumulated net realized gain / (loss) . . . . . . .       15,203       (381,286)        (7,211)         9,981         (9,487)
Capital shares . . . . . . . . . . . . . . . . . . .    6,022,545      4,568,385      3,489,982      2,716,230      2,627,965
                                                    -------------  -------------  -------------  -------------  -------------

   Total Net Assets. . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

   Shares of beneficial interest outstanding . . . .      487,816        373,580        329,943        273,302        226,425
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------

NET ASSET  VALUE, offering price and redemption
   price per share of beneficial interest
   outstanding . . . . . . . . . . . . . . . . . . .       $13.50         $11.95          $9.72          $9.88         $13.32
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                               STATEMENTS OF OPERATIONS
                        FOR THE PERIOD ENDED DECEMBER 31, 1997




                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of
   $1,577 and and $75 for the International Growth
   and Global Interactive / Telecomm) portfolio. . .      $21,839         $2,085        $20,929        ----           $11,128
Interest . . . . . . . . . . . . . . . . . . . . . .       46,168         13,171         22,778        $99,446         18,494
                                                    -------------  -------------  -------------  -------------  -------------

   Total Investment Income . . . . . . . . . . . . .       68,007         15,256         43,707         99,446         29,622
                                                    -------------  -------------  -------------  -------------  -------------

EXPENSES
Amortization of organization costs . . . . . . . . .        4,756          4,756          4,745          2,723          4,756
Auditing fees. . . . . . . . . . . . . . . . . . . .       27,405         17,688         13,814         16,269         11,764
Custodian fees . . . . . . . . . . . . . . . . . . .       14,942         23,337         12,158          9,855          6,115
Insurance. . . . . . . . . . . . . . . . . . . . . .        3,756          3,756          3,755          3,755          3,756
Legal fees . . . . . . . . . . . . . . . . . . . . .       29,957         15,799         13,131         23,766         14,339
Management and advisory fees . . . . . . . . . . . .        4,734          4,192          9,242          7,538          4,050
Other. . . . . . . . . . . . . . . . . . . . . . . .          463            302            237            298            200
Portfolio accounting fees. . . . . . . . . . . . . .       49,459         49,459         49,459         49,459         49,459
Registration and filing fees . . . . . . . . . . . .        6,176          4,028          3,155          3,969          2,672
Shareholders' expenses . . . . . . . . . . . . . . .          463            302            237            298            200
Trustees' fees and expenses. . . . . . . . . . . . .        8,518          3,495          2,924          7,746          4,389
                                                    -------------  -------------  -------------  -------------  -------------

   Total Expenses. . . . . . . . . . . . . . . . . .      150,629        127,114        112,857        125,676        101,700

Less expense reimbursements. . . . . . . . . . . . .     (123,916)      (108,474)       (84,536)       (95,354)       (81,113)
                                                    -------------  -------------  -------------  -------------  -------------

   Net Expenses. . . . . . . . . . . . . . . . . . .       26,713         18,640         28,321         30,322         20,587
                                                    -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME / (LOSS) . . . . . . . . . . .       41,294         (3,384)        15,386         69,124          9,035
                                                    -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN /
   (LOSS) ON INVESTMENTS:
Net realized gain / (loss) from:
   Security transactions . . . . . . . . . . . . . .      384,615       (374,694)        (3,799)       (25,984)       142,691
   Forward foreign exchange contracts. . . . . . . .      ----           ----           (11,495)        (6,113)       ----
   Forward currency transactions . . . . . . . . . .      ----           ----            19,827          4,212        ----

Net change in unrealized appreciation/
   (depreciation) on:
   Security transactions . . . . . . . . . . . . . .      494,905        267,942       (278,769)        46,407        395,112
   Forward foreign exchange contracts. . . . . . . .      ----           ----           ----           (21,221)       ----
   Foreign currency transactions . . . . . . . . . .      ----           ----              (156)       (16,367)             1
                                                    -------------  -------------  -------------  -------------  -------------

Net realized and unrealized gain / (loss)
   on investments. . . . . . . . . . . . . . . . . .      879,520       (106,752)      (274,392)       (19,066)       537,804
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE / (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS . . . . . . . . . . . .      920,814       (110,136)      (259,006)        50,058        546,839
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                         STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income / (loss) . . . . . . . . . . .      $41,294        ($3,384)       $15,386        $69,124         $9,035

Net realized gain / (loss) on securities,
   forward foreign exchange contracts and
   foreign currency transactions . . . . . . . . . .      384,615       (374,694)         4,533        (27,885)       142,691

Net unrealized gain / (loss) on securities,
   forward foreign exchange contracts and
   other assets and liabilities denominated
   in foreign currencies . . . . . . . . . . . . . .      494,905        267,942       (278,925)         8,819        395,113
                                                    -------------  -------------  -------------  -------------  -------------

Net increase / (decrease) in net assets
   resulting from operations . . . . . . . . . . . .     $920,814      ($110,136)     ($259,006)       $50,058       $546,839

Distributions to shareholders from:
   Net investment income . . . . . . . . . . . . . .     ($41,271)          ----       ($15,480)      ($29,924)       ($9,124)
   Net realized gain from investment
   transactions. . . . . . . . . . . . . . . . . . .     (369,412)          ----         (8,333)       (12,484)      (142,691)

NET INCREASE
   FROM TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST  . . . . . . . . . . . . .    5,174,190      4,425,263      3,392,434      1,585,590      2,027,102
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS . . . . . . . . . . . . .    5,684,321      4,315,127      3,109,615      1,593,240      2,422,126

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . .      900,331        148,404         97,387      1,106,698        594,315
                                                    -------------  -------------  -------------  -------------  -------------
End of period. . . . . . . . . . . . . . . . . . . .   $6,584,652     $4,463,531     $3,207,002     $2,699,938     $3,016,441
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                         STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE PERIOD ENDED DECEMBER 31, 1996


                                                                                                    GLOBAL         GLOBAL
                                                                                  INTERNATIONAL    STRATEGIC     INTERACTIVE/
                                                        VALUE          GROWTH        GROWTH         INCOME        TELECOMM
                                                      PORTFOLIO*     PORTFOLIO*     PORTFOLIO**     PORTFOLIO*     PORTFOLIO*
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income / (loss) . . . . . . . . . . .     ($44,718)      ($29,053)      ($28,209)      ($20,549)      ($42,738)

Net realized gain / (loss) on securities,
   forward foreign exchange contracts and
   foreign currency transactions . . . . . . . . . .       49,534         (6,592)         1,702          7,097          2,887

Net unrealized gain / (loss) on securities,
   forward foreign exchange contracts and
   other assets and liabilities denominated
   in foreign currencies . . . . . . . . . . . . . .       51,976          8,490          3,249        (36,223)         2,939
                                                    -------------  -------------  -------------  -------------  -------------

Net increase / (decrease) in net assets
   resulting from operations . . . . . . . . . . . .       56,792        (27,155)       (23,258)       (49,675)       (36,912)

Distributions to shareholders from:
   Distribution from capital . . . . . . . . . . . .      (49,534)          ----         (1,702)        (7,097)        (2,887)

NET INCREASE
   FROM TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST  . . . . . . . . . . . . .      831,167        116,328         77,400      1,061,393        583,452

Capital contribution from advisor. . . . . . . . . .       51,906         49,231         34,947         52,077         40,662
                                                    -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS . . . . . . . . . . . . .      890,331        138,404         87,387      1,056,698        584,315

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . .       10,000         10,000         10,000         50,000         10,000
                                                    -------------  -------------  -------------  -------------  -------------
End of period. . . . . . . . . . . . . . . . . . . .     $900,331       $148,404        $97,387     $1,106,698       $594,315
                                                    -------------  -------------  -------------  -------------  -------------
                                                    -------------  -------------  -------------  -------------  -------------


*  COMMENCEMENT OF OPERATIONS FEBRUARY 1, 1996
** COMMENCEMENT OF OPERATIONS MARCH 26, 1996


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                                FINANCIAL HIGHLIGHTS
                                FOR THE PERIOD  ENDED

                                                       VALUE PORTFOLIO                         GROWTH PORTFOLIO
                                             ----------------------------------         -----------------------------------
                                                 FOR THE             FOR THE              FOR THE                FOR THE
                                               YEAR ENDED          PERIOD ENDED          YEAR ENDED            PERIOD ENDED
                                             DEC. 31, 1997        DEC. 31, 1996*        DEC. 31, 1997         DEC. 31, 1996*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . .        $10.88               $10.00                $10.84                $10.00

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.17(1),(4)         (0.64)(1),(2)         (0.02)(1),(4)         (2.96)(1),(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .          3.35                 2.15                  1.13                  3.80
                                             -------------        -------------         -------------         -------------

Total from investment operations . . . . . .          3.52                 1.51                  1.11                  0.84
                                             -------------        -------------         -------------         -------------

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.09)                ----                  ----                  ----
Net Realized Gain from Investment. . . . . .
   Transactions. . . . . . . . . . . . . . .         (0.81)                ----                  ----                  ----
Distributions form capital . . . . . . . . .          ----                (0.63)                 ----                  ----

Total distributions. . . . . . . . . . . . .         (0.90)               (0.63)                 ----                  ----
                                             -------------        -------------         -------------         -------------

Net asset value, end of period . . . . . . .        $13.50               $10.88                $11.95                $10.84
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

Total Return . . . . . . . . . . . . . . . .        32.36%(4)            15.13%(2),(3)         10.24%(4)              8.40%(2),(3)
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $6,584,652             $900,331            $4,463,531              $148,404

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         0.84%(4)             8.19%(2),***          0.90%(4)             34.15%(2),***

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         1.30%(4)            (6.55%)(2),***        (0.16%)(4)           (31.31%)(2),***

Portfolio turnover rate. . . . . . . . . . .       176.79%               73.63%               208.68%               580.48%

Average commission per share . . . . . . . .       $0.0398              $0.0607               $0.0529               $0.0344


                                               INTERNATIONAL GROWTH PORTFOLIO
                                             ----------------------------------
                                                FOR THE              FOR THE
                                               YEAR ENDED          PERIOD ENDED
                                             DEC. 31, 1997        DEC. 31, 1996*
-------------------------------------------------------------------------------
Net asset value, beginning of period . . . .        $10.33               $10.00

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.10(1),(4)         (4.16)(1),(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .         (0.63)                4.67
                                             -------------        -------------

Total from investment operations . . . . . .         (0.53)                0.51
                                             -------------        -------------

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.05)                ----
Net Realized Gain from Investment. . . . . .
   Transactions. . . . . . . . . . . . . . .         (0.03)                ----
Distributions form capital . . . . . . . . .          ----                (0.18)

Total distributions. . . . . . . . . . . . .         (0.08)               (0.18)
                                             -------------        -------------

Net asset value, end of period . . . . . . .         $9.72               $10.33
                                             -------------        -------------
                                             -------------        -------------

Total Return . . . . . . . . . . . . . . . .        (5.25%)(4)            5.13%(2),(3)
                                             -------------        -------------
                                             -------------        -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $3,207,002              $97,387

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         1.78%(4)            67.76%(2),***

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         0.97%(4)           (56.37%)(2),***

Portfolio turnover rate. . . . . . . . . . .        13.02%              116.21%

Average commission per share . . . . . . . .       $0.0110              $0.0101

  * Commencement of operations February 1, 1996
 ** Commencement of operations March 26, 1996
*** Annualized


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                                 FINANCIAL HIGHLIGHTS
                                 FOR THE PERIOD ENDED

                                              GLOBAL STRATEGIC INCOME PORTFOLIO         GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                                              ---------------------------------         -------------------------------------
                                                  FOR THE             FOR THE              FOR THE                FOR THE
                                                YEAR ENDED         PERIOD ENDED          YEAR ENDED            PERIOD ENDED
                                              DEC. 31, 1997       DEC. 31, 1996*        DEC. 31, 1997         DEC. 31, 1996*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period . . . .         $9.98               $10.00                $10.00                $10.00

INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS:

Net investment income/(loss) . . . . . . . .          0.36(1),(4)         (0.19)(1),(2)          0.08(1),(4)          (0.75)(1),(2)

Net realized and unrealized gain/
    (loss) on investments. . . . . . . . . .         (0.30)                0.23                  3.95                  0.80
                                             -------------        -------------         -------------         -------------

Total from investment operations . . . . . .          0.06                 0.04                  4.03                  0.05

LESS DISTRIBUTIONS:
Net Investment Income. . . . . . . . . . . .         (0.11)                ----                 (0.04)                 ----
Net Realized Gain from Investment
   Transactions. . . . . . . . . . . . . . .         (0.05)                ----                 (0.67)                 ----
Distributions form capital . . . . . . . . .          ----                (0.06)                 ----                 (0.05)
                                             -------------        -------------         -------------         -------------

Total distributions. . . . . . . . . . . . .         (0.16)               (0.06)                (0.71)                (0.05)
                                             -------------        -------------         -------------         -------------

Net asset value, end of period . . . . . . .         $9.88                $9.98                $13.32                $10.00
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

Total Return . . . . . . . . . . . . . . . .         0.60%(4)             0.44%(2),(3)         40.24%(4)              0.49%(2),(3)
                                             -------------        -------------         -------------         -------------
                                             -------------        -------------         -------------         -------------

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Net assets, end of reporting period. . . . .    $2,699,938           $1,106,697            $3,016,441              $594,315

Ratio of operating expenses to
   average net assets. . . . . . . . . . . .         1.61%(4)             7.37%(2),***          1.47%(4)              9.83%(2),***

Ratio of net investment income/(loss)
   to average net assets . . . . . . . . . .         3.67%(4)            (2.15%)(2),***         0.64%(4)             (8.32%)(2),***

Portfolio turnover rate. . . . . . . . . . .       713.04%              212.36%               114.11%                71.44%

Average commission per share . . . . . . . .           n/a                  n/a               $0.0509               $0.0659

  * Commencement of operations February 1, 1996
 ** Commencement of operations March 26, 1996
*** Annualized
--------------------------------------------------------------------------------

The table above provides condensed financial information concerning income and capital changes for one share for each portfolio of the Palladian Trust. Such information is based upon the Trust's financial statements.

1. This information was prepared using the average number of shares outstanding during the period.

2. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1996 reflect the impact of an expense reimbursement totaling $169,554, allocated to each portfolio following stipulated criteria (See Note 10). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($1.22), ($5.61), ($7.56), ($0.63) and, ($1.34), respectively, 14.13%, 63.54%, 126.26%,12.30%, and 16.45%, respectively, (12.40%), (58.37%), (92.05%), (7.02%), and
   (14.82%), respectively.

3. Total return measures the change in the value of an investment for the year indicated. For the period ended December 31, 1996 the total return includes a capital infusion totaling $228,823 (See Note 9 concerning amount allocated to each Portfolio). Absent the infusion, total return for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and Global Interactive /Telecomm Portfolio would have been 7.64%, (41.75%), (46.50%), (4.49%), and (6.68%), respectively.

4. The total return, ratio of operating expenses and the ratio of net investment loss for the period ended December 31, 1997 reflect the impact of an expense reimbursement totaling $587,996, allocated to each portfolio following stipulated criteria (See Note 10). Absent the reimbursement, net investment loss per share, and the ratios of expenses and net investment loss to average net assets for the Value Portfolio, the Growth Portfolio, the International Growth Portfolio, the Global Strategic Income Portfolio and the Global Interactive /Telecomm Portfolio shares would have been ($0.34), ($0.68), ($0.45), ($0.14) and, ($0.62), respectively, 4.75%, 6.12%, 7.11%, 6.68%, and
   7.26%, respectively, (2.60%), (5.38%), (4.36%), (1.39%), and (5.14%),
   respectively.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                                 THE VALUE PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997


                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------
           COMMON STOCKS                                77.4%
           AEROSPACE                                     6.1%
   1,000   Curtiss Wright Corp.  . . . . . . . . . . . . . . .           36,313
   5,000   Fairchild Corp. Class A * . . . . . . . . . . . . .          124,375
   1,500   Sequa Corp., Class B *  . . . . . . . . . . . . . .          111,750
   3,000   SPS Technologies, Inc. *  . . . . . . . . . . . . .          130,875
                                                                  -------------
                                                                        403,313
                                                                  -------------

           AUTOMOTIVE                                    8.0%
   8,000   Earl Scheib, Inc. * . . . . . . . . . . . . . . . .          $64,000
   3,000   Echlin Inc. . . . . . . . . . . . . . . . . . . . .          108,562
     500   Federal-Mogul Corp. . . . . . . . . . . . . . . . .           20,250
   1,000   ITT Industries Inc. . . . . . . . . . . . . . . . .           31,375
   3,000   Kollmorgen  . . . . . . . . . . . . . . . . . . . .           54,937
   3,000   Meritor Automotive, Inc.  . . . . . . . . . . . . .           63,188
   1,000   Modine MFG Co. .  . . . . . . . . . . . . . . . . .           34,125
   1,000   Standard Motor Products . . . . . . . . . . . . . .           22,563
   4,000   Wynn's International, Inc.  . . . . . . . . . . . .          127,500
                                                                  -------------
                                                                        526,500
                                                                  -------------

           BEVERAGES                                     3.1%
   4,000   Celestial Seasonings, Inc. *  . . . . . . . . . . .          126,000
   1,500   Chock Full O'Nuts * . . . . . . . . . . . . . . . .           10,500
   2,000   Seagram . . . . . . . . . . . . . . . . . . . . . .           64,624
                                                                  -------------
                                                                        201,124
                                                                  -------------

           BROADCASTING  & CABLE                         4.7%
   5,000   Ackerly Communications. . . . . . . . . . . . . . .           84,688
   2,000   Gray Communications Sys., Class B . . . . . . . . .           51,500
   6,000   US West Media Group *   . . . . . . . . . . . . . .          173,250
                                                                  -------------
                                                                        309,438
                                                                  -------------

           CHEMICAL                                      1.6%
   2,500   Monsanto Co. .  . . . . . . . . . . . . . . . . . .          105,000
                                                                  -------------

           CONSUMER SERVICES                             4.3%
   1,000   General Cigar Holdings, Inc., Class A * . . . . . .           21,312
   1,500   General Cigar Holdings, Inc., Class B * . . . . . .           33,210
   3,000   Hudson General Corp.  . . . . . . . . . . . . . . .          144,000
   1,000   H&R Block, Inc. . . . . . . . . . . . . . . . . . .           44,813
   2,000   Rollins, Inc. . . . . . . . . . . . . . . . . . . .           40,500
                                                                  -------------
                                                                        283,835
                                                                  -------------

           DEPARTMENT STORES                             2.3%
   5,000   Neiman Marcus Group, Inc. * . . . . . . . . . . . .          151,250
                                                                  -------------

           ENTERTAINMENT                                11.0%
   3,000   BET Holdings, Inc., Class A * . . . . . . . . . . .          163,875


   2,000   Cablevision Systems Corp. * . . . . . . . . . . . .          191,500
   3,000   Gaylord Entertainment . . . . . . . . . . . . . . .           95,827
   1,000   Liberty Media Group, Class A *  . . . . . . . . . .           36,250
   1,000   Time Warner, Inc. . . . . . . . . . . . . . . . . .           62,000
   8,000   Trump Hotels & Casino Resorts * . . . . . . . . . .           53,500
   3,000   Viacom, Inc. *  . . . . . . . . . . . . . . . . . .          122,625
                                                                  -------------
                                                                        725,577
                                                                  -------------

           FINANCIAL SERVICES                            2.2%
   2,000   GATX Corp.  . . . . . . . . . . . . . . . . . . . .          145,125
                                                                  -------------

           GAMING                                        6.3%
   5,000   ITT Corp. * . . . . . . . . . . . . . . . . . . . .          414,375
                                                                  -------------

           GROCERY STORES                                0.7%
   7,000   Bruno's Inc. *  . . . . . . . . . . . . . . . . . .           14,438
   1,000   Giant Food Inc. . . . . . . . . . . . . . . . . . .           33,688
                                                                  -------------
                                                                         48,126
                                                                  -------------

           INDUSTRIAL                                    3.0%
     500   Midland Co. . . . . . . . . . . . . . . . . . . . .           31,500
   7,000   Pacific Scientific Co.  . . . . . . . . . . . . . .          167,875
                                                                  -------------
                                                                        199,375
                                                                  -------------

           INDUSTRIAL EQUIPMENT & SUPPLIES               0.9%
   3,000   AMPCO - Pittsburgh Corp.  . . . . . . . . . . . . .           58,687
                                                                  -------------

           LABORATORY APPARATUS                          0.4%
   1,000   Ametek Inc. . . . . . . . . . . . . . . . . . . . .           27,000
                                                                  -------------

           METALS & MINING                               1.0%
   2,000   Handy & Harman  . . . . . . . . . . . . . . . . . .           69,000
                                                                  -------------

           MISCELLANEOUS                                 5.2%
   6,000   Carter-Wallace  . . . . . . . . . . . . . . . . . .          101,500
  20,000   Envirosource, Inc. *  . . . . . . . . . . . . . . .           60,000
   2,000   Fedders Corp. Class A . . . . . . . . . . . . . . .           12,250
   5,000   Trimas Corp.  . . . . . . . . . . . . . . . . . . .          171,875
                                                                  -------------
                                                                        345,625
                                                                  -------------

           NEWSPAPERS / PUBLISHING                       0.6%
   1,000   Media General Inc., Class A . . . . . . . . . . . .           41,812
                                                                  -------------

           OIL & GAS                                     7.7%
   4,000   Pennzoil. . . . . . . . . . . . . . . . . . . . . .          267,250
   2,000   RPC, Inc. . . . . . . . . . . . . . . . . . . . . .           23,625
   5,000   Southwest Gas Co. . . . . . . . . . . . . . . . . .           93,437
   2,000   Tejas Gas Corp. / De *. . . . . . . . . . . . . . .          122,500
                                                                  -------------
                                                                        506,812
                                                                  -------------

           PAPER & PLASTIC PRODUCTS                      0.9%
     750   Ferro Corp. . . . . . . . . . . . . . . . . . . . .           18,234
   1,200   Greif Bros. Corp. . . . . . . . . . . . . . . . . .           40,200
                                                                  -------------
                                                                         58,434
                                                                  -------------

           PHARMACEUTICALS                               0.9%
   5,000   Ivax Corporation *  . . . . . . . . . . . . . . . .           33,750
   1,000   Twinlab Corp. * . . . . . . . . . . . . . . . . . .           24,750
                                                                  -------------
                                                                         58,500
                                                                  -------------


           RETAILING                                     0.8%
   3,000   Lillian Vernon Corporation  . . . . . . . . . . . .           49,875
                                                                  -------------

           TELECOMMUNICATIONS                            5.7%
   3,000   Centennial Cellular Corp.*. . . . . . . . . . . . .           61,500
  10,000   Citizens Utilities, Class B . . . . . . . . . . . .           96,250
   1,000   Frontier Corporation. . . . . . . . . . . . . . . .           24,062
   1,000   Sprint - 8.25% 3/31/00  . . . . . . . . . . . . . .           44,750
   3,000   Telephone & Data System . . . . . . . . . . . . . .          139,688
                                                                  -------------
                                                                        366,250
                                                                  -------------

TOTAL INVESTMENTS (COST  $4,548,152) **                 77.4%         5,095,033
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (Net)                      22.6%         1,489,619
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $6,584,652
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                                 THE GROWTH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997


                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------

           COMMON STOCKS                                94.2%
           APPAREL                                       5.4%
   2,500   Gucci Group . . . . . . . . . . . . . . . . . . . .         $104,687
     800   Nautica Enterprises, Inc. * . . . . . . . . . . . .           18,600
   3,200   North Face, Inc. *  . . . . . . . . . . . . . . . .           70,400
   2,000   Polo Ralph Lauren Corp. * . . . . . . . . . . . . .           48,625
                                                                  -------------
                                                                        242,312
                                                                  -------------
           BANKS & FINANCIAL SERVICES                    8.4%
   2,200   Amerin Corporation *  . . . . . . . . . . . . . . .           61,600
     550   Bank of New York - Warrants . . . . . . . . . . . .           93,087
     500   BankBoston Corporation  . . . . . . . . . . . . . .           46,969
   1,200   Charles Schwab & Co., Inc.  . . . . . . . . . . . .           50,325
   2,000   Leasing Solutions, Inc. * . . . . . . . . . . . . .           47,750
   1,900   Paine Webber Group, Inc.  . . . . . . . . . . . . .           65,669
   1,000   Southern Pacific Funding Cr. *  . . . . . . . . . .           13,125
                                                                  -------------
                                                                        378,525
                                                                  -------------

           CAPITAL EQUIPMENT & GOODS                     2.1%
   1,000   Applied Science & Technology *  . . . . . . . . . .           11,250
   2,200   ATMI, Inc. *  . . . . . . . . . . . . . . . . . . .           53,350
     600   Tyco International, LTD . . . . . . . . . . . . . .           27,037
                                                                  -------------
                                                                         91,637
                                                                  -------------

           CHEMICALS                                     0.4%
   1,200   Brunswick Technologies *  . . . . . . . . . . . . .           17,550
                                                                  -------------

           COMMUNICATIONS                                8.9%
     400   Harte-Hanks Communications  . . . . . . . . . . . .           14,850
   3,000   ICT Group, Inc. * . . . . . . . . . . . . . . . . .           13,500
   1,400   IDT Corporation * . . . . . . . . . . . . . . . . .           28,350
     500   Metro Networks, Inc. *  . . . . . . . . . . . . . .           16,375
   3,500   Mindspring Enterprises, Inc. *  . . . . . . . . . .          117,688
   1,000   Premiere Technologies, Inc. * . . . . . . . . . . .           27,625
   1,500   Smartalk Teleservices * . . . . . . . . . . . . . .           34,125
   1,000   Transcrypt International, Inc. *  . . . . . . . . .           24,875
   1,340   Worldcom, Inc.  . . . . . . . . . . . . . . . . . .           40,535
   2,000   Xlconnect Solutions, Inc. * . . . . . . . . . . . .           34,000
   1,500   Xpedite Systems, Inc. * . . . . . . . . . . . . . .           45,750
                                                                  -------------
                                                                        397,673
                                                                  -------------

           COMPUTER SOFTWARE                             7.7%
   1,000   Datastream Systems, Inc. *  . . . . . . . . . . . .           31,000
   2,000   Elcom International, Inc. * . . . . . . . . . . . .           14,000
   1,000   Hyperion Software Corp. * . . . . . . . . . . . . .           35,750
   2,000   Infinity Financial Tech., Inc. *  . . . . . . . . .           41,875
   3,500   Intersolv, Inc. * . . . . . . . . . . . . . . . . .           70,875


   2,000   Int'l Microcomputer Software  . . . . . . . . . . .           28,250
   1,000   Legato Systems, Inc. *  . . . . . . . . . . . . . .           44,000
   2,300   Lightbridge, Inc. * . . . . . . . . . . . . . . . .           43,700
   1,000   Mercury Interactive Corp. * . . . . . . . . . . . .           26,750
     500   Remedy Corp. *  . . . . . . . . . . . . . . . . . .           10,500
                                                                  -------------
                                                                        346,700
                                                                  -------------

           ENERGY                                        4.8%
   1,100   Cliffs Drilling Co. * . . . . . . . . . . . . . . .           54,863
   2,500   Evergreen Resources, Inc. * . . . . . . . . . . . .           38,750
   1,600   Global Marine Inc. *  . . . . . . . . . . . . . . .           39,200
     900   Noble Drilling Corp. *  . . . . . . . . . . . . . .           27,563
   1,800   Trico Marine Services, Inc. * . . . . . . . . . . .           52,875
                                                                  -------------
                                                                        213,251
                                                                  -------------

           FOOD & BEVERAGE                               0.8%
   1,000   Pepsico, Inc. . . . . . . . . . . . . . . . . . . .           36,438
                                                                  -------------

           HEALTHCARE                                    2.8%
   1,500   American Oncology Resources * . . . . . . . . . . .           24,000
   2,000   Intensiva Healthcare Corp. *  . . . . . . . . . . .           15,000
   2,500   Pharmerica, Inc. *  . . . . . . . . . . . . . . . .           25,938
   1,060   Safeskin Corp.  . . . . . . . . . . . . . . . . . .           60,155
                                                                  -------------
                                                                        125,093
                                                                  -------------

           HOUSING                                       2.6%
     120   Continental Homes Holding Corp. . . . . . . . . . .            4,830
   3,500   D.R. Horton, Inc. . . . . . . . . . . . . . . . . .           60,813
   1,500   Oakwood Homes Corp. . . . . . . . . . . . . . . . .           49,781
                                                                  -------------
                                                                        115,424
                                                                  -------------

           LEISURE                                       3.7%
     721   Cendant Corp. * . . . . . . . . . . . . . . . . . .           24,781
   1,600   DM Management Company * . . . . . . . . . . . . . .           25,000
   1,000   Equity Marketing, Inc. *  . . . . . . . . . . . . .           25,000
   3,600   Grand Casinos, Inc. * . . . . . . . . . . . . . . .           49,050
   3,000   Suburban Lodges of America *  . . . . . . . . . . .           39,937
                                                                  -------------
                                                                        163,768
                                                                  -------------

           POLLUTION CONTROL                             1.9%
   1,500   KTI, Inc. . . . . . . . . . . . . . . . . . . . . .           24,563
   4,000   Stericycle, Inc. *  . . . . . . . . . . . . . . . .           58,500
                                                                  -------------
                                                                         83,063
                                                                  -------------

           RESTAURANTS                                  14.9%
     600   Dave & Buster's Inc.  . . . . . . . . . . . . . . .           13,500
   3,000   Fresh America Corp. * . . . . . . . . . . . . . . .           57,750
   6,000   Friendly Ice Cream Corp. *  . . . . . . . . . . . .           69,750
   2,000   Garden Fresh Restaurant Corp. * . . . . . . . . . .           28,750
   2,900   Landry's Seafood Restaurant * . . . . . . . . . . .           69,600
   2,500   Morton's Restaurant Group Inc. *  . . . . . . . . .           50,625
  15,375   New York Restaurant Group *** . . . . . . . . . . .          148,368
   1,000   Papa John's Intl. Inc. *  . . . . . . . . . . . . .           34,875
   3,000   PJ America, Inc. *  . . . . . . . . . . . . . . . .           45,000
   1,000   Rainforest Cafe, Inc. * . . . . . . . . . . . . . .           33,000
   3,000   Showbiz Pizza Time  * . . . . . . . . . . . . . . .           69,000
   2,000   Total Entertainment Restaurant *. . . . . . . . . .            9,125
   2,000   Unique Casual Restaurant, Inc. *  . . . . . . . . .           14,000
   6,000   Wall Street Deli, Inc. *  . . . . . . . . . . . . .           20,250
                                                                  -------------
                                                                        663,593
                                                                  -------------

           RESTAURANT EQUIPMENT                          2.5%
  15,200   Turbochef, Inc. * . . . . . . . . . . . . . . . . .          110,200
                                                                  -------------

           RETAIL                                        7.4%
     700   Borders Group Inc.* . . . . . . . . . . . . . . . .           21,918
     500   Central Garden & Pet Co. *  . . . . . . . . . . . .           13,125
   2,000   Gymboree *  . . . . . . . . . . . . . . . . . . . .           54,750
   2,500   Hot Topic, Inc. * . . . . . . . . . . . . . . . . .           56,875
   2,500   Party City Corp. *  . . . . . . . . . . . . . . . .           80,625
   3,500   Travis Boats & Motors Inc. *  . . . . . . . . . . .           84,437
   5,000   US Home & Garden, Inc. *  . . . . . . . . . . . . .           20,625
                                                                  -------------
                                                                        332,355
                                                                  -------------

           SERVICES                                      8.6%
   1,200   Accustaff, Inc. * . . . . . . . . . . . . . . . . .           27,600
     500   Corestaff Inc. *  . . . . . . . . . . . . . . . . .           13,250
   2,200   Detection Systems Inc. *  . . . . . . . . . . . . .           30,663
   6,000   Forensic Technologies Intl. * . . . . . . . . . . .           75,000
   3,000   Labor Ready, Inc. . . . . . . . . . . . . . . . . .           57,750
   1,000   Meta Group, Inc. *  . . . . . . . . . . . . . . . .           22,000
   1,000   Personnel Group of America Inc. * . . . . . . . . .           33,000
   1,700   Prepaid Legal Services, Inc. *  . . . . . . . . . .           58,119
   1,000   Service Experts, Inc. * . . . . . . . . . . . . . .           28,625
   2,000   SOS Staffing Svcs. Inc. * . . . . . . . . . . . . .           37,750
                                                                  -------------
                                                                        383,757
                                                                  -------------

           TECHNOLOGY                                    7.9%
   1,500   CMC Industries, Inc. *  . . . . . . . . . . . . . .            8,813
   1,750   Compaq Computer * . . . . . . . . . . . . . . . . .           98,766
   1,500   Dell Computer Corp. * . . . . . . . . . . . . . . .          126,000
   2,000   Intel Corp. - Warrants  . . . . . . . . . . . . . .           98,937
   5,000   Marine Management Systems - Warrants  . . . . . . .            1,562
   2,000   Object Design, Inc. * . . . . . . . . . . . . . . .           16,750
                                                                  -------------
                                                                        350,828
                                                                  -------------

           TRANSPORTATION                                3.4%
   2,000   Dynamex, Inc. * . . . . . . . . . . . . . . . . . .           22,500
   1,000   Kellstrom Industries, Inc. *  . . . . . . . . . . .           24,750
   2,000   Smithway Motor Express *  . . . . . . . . . . . . .           26,000
  12,500   Transit Group, Inc. * . . . . . . . . . . . . . . .           79,688
                                                                  -------------
                                                                        152,938
                                                                  -------------

TOTAL INVESTMENTS (COST  $3,928,673) **                 94.2%         4,205,105
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (Net)                       5.8%           258,426
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $4,463,531
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES
*** PRIVATE PLACEMENT/ILLIQUID SECURITY AND FAIR VALUE BY MANAGEMENT

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                          THE INTERNATIONAL GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997


                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------

           COMMON STOCKS                                94.9%
           DENMARK                                       0.2%
     250   Inwear Group. . . . . . . . . . . . . . . . . . . .           $7,735
                                                                  -------------

           ENGLAND                                      21.2%
  10,000   JBA Holdings PLC. . . . . . . . . . . . . . . . . .          170,108
  60,000   McBride PLC . . . . . . . . . . . . . . . . . . . .          174,545
  30,000   Regent Inns PLC . . . . . . . . . . . . . . . . . .          161,233
  45,200   Victrex PLC . . . . . . . . . . . . . . . . . . . .          174,578
                                                                  -------------
                                                                        680,464
                                                                  -------------

           FINLAND                                       0.1%
     250   Benefon OY  . . . . . . . . . . . . . . . . . . . .            2,848
                                                                  -------------

           FRANCE                                        3.5%
     875   Atos  . . . . . . . . . . . . . . . . . . . . . . .          112,818
                                                                  -------------

           HONG KONG                                     7.9%
 512,750   Lung Kee (Bermuda) Holdings . . . . . . . . . . . .          138,957
 413,000   Sinocan Holdings Limited  . . . . . . . . . . . . .          114,589
                                                                  -------------
                                                                        253,546
                                                                  -------------

           INDONESIA                                     1.0%
 180,000   Davomas Abadi-Foreign . . . . . . . . . . . . . . .           32,727
                                                                  -------------

           JAPAN                                         4.9%
  12,500   Justsystem Corporation *. . . . . . . . . . . . . .          158,010
                                                                  -------------

           NORWAY                                        6.8%
  20,000   Norsk Lotteridrift ASA *  . . . . . . . . . . . . .           81,236
  15,500   Radio P4. . . . . . . . . . . . . . . . . . . . . .          136,410
                                                                  -------------
                                                                        217,646
                                                                  -------------

           PORTUGAL                                      4.9%
   5,350   Investec-Consultoria Intl. *  . . . . . . . . . . .          158,421
                                                                  -------------

           SINGAPORE                                     4.1%
 127,000   Electronic Resources, LTD . . . . . . . . . . . . .          129,153
                                                                  -------------

           SWEDEN                                       12.9%
   8,200   Investment AB Bure. . . . . . . . . . . . . . . . .          107,924
  11,500   IRO AB  . . . . . . . . . . . . . . . . . . . . . .          168,012
  10,600   Nobel Biocare AB  . . . . . . . . . . . . . . . . .          138,843
                                                                  -------------
                                                                        414,779
                                                                  -------------

           SWITZERLAND                                  13.3%
     685   Publicitas Holding SA-R . . . . . . . . . . . . . .          149,539


   1,100   Selecta Group-Reg * . . . . . . . . . . . . . . . .          147,545
      95   Stratec Holding AB. . . . . . . . . . . . . . . . .          127,425
                                                                  -------------
                                                                        424,509
                                                                  -------------

           UNITED STATES                                14.1%
   6,400   Fila Holdings SPA - ADR . . . . . . . . . . . . . .          128,800
   5,000   Pfeiffer Vacuum Tech.- ADR *. . . . . . . . . . . .          140,313
  11,500   Physio-Control Intl. Corp. *  . . . . . . . . . . .          182,563
                                                                  -------------
                                                                        451,676
                                                                  -------------

TOTAL INVESTMENTS (COST $3,320,007) **                  94.9%         3,044,332
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                       5.1%           162,670
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%        $3,207,002
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                        THE GLOBAL STRATEGIC INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997



                                                                     VALUE
FACE VALUE                                                          (NOTE 1)
----------                                                          --------

               UNITED STATES DOLLAR BONDS                  37.0%
     50,000    U.S. Treasury Bond
                 7.625%  due 2/15/25 . . . . . . . . . . . . . .        $60,687
    170,000    U.S. Treasury Bond
                 6.50% due 11/15/26  . . . . . . . . . . . . . .        181,528
     80,000    U.S. Treasury Note
                 6.250% due 2/15/07  . . . . . . . . . . . . . .         82,600
    110,000    U.S. Treasury Note
                 6.625% due 5/15/07  . . . . . . . . . . . . . .        116,496
     50,000    U.S. Treasury Note
                 6.125% due 8/15/07  . . . . . . . . . . . . . .         51,406
    230,000    U.S. Treasury Note
                 5.875% due 9/30/02  . . . . . . . . . . . . . .        231,437
    110,000    U.S. Treasury Note
                 5.750% due 10/31/02 . . . . . . . . . . . . . .        110,171
    110,000    U.S. Treasury Note
                 5.750% due 11/30/02 . . . . . . . . . . . . . .        110,139
     50,000    U.S. Treasury Note
                 7.000% due 7/15/06  . . . . . . . . . . . . . .         54,000
                                                                  -------------
                                                                        998,464
                                                                  -------------

               ITALIAN LIRA BOND                            4.8%
190,000,000    Italy BTPS
                 8.750%  due 7/1/06  . . . . . . . . . . . . . .        129,960
                                                                  -------------

               GERMAN DEUTSCHE MARK BOND                   27.2%
  1,120,000    Deutschland Republic
                 7.375%  due 1/3/05  . . . . . . . . . . . . . .        703,689
     50,000    Deutschland Republic
                 6.500%  due 7/04/27 . . . . . . . . . . . . . .         30,122
                                                                  -------------
                                                                        733,811
                                                                  -------------

               JAPANESE YEN BOND . . . . . . . . . . . . . .7.5%
 24,400,000    JAPAN - 184 (10 Year Issue)
                 2.900%  due 12/20/05  . . . . . . . . . . . . .        203,496
                                                                  -------------

               BRITISH POUND BOND                           6.5%
    100,000    United Kingdom Treasury
                 7.250%  due 12/07/07  . . . . . . . . . . . . .        176,213
                                                                  -------------

TOTAL INVESTMENTS (COST  $2,219,986) **            83.0%           2,241,944
OTHER ASSETS AND LIABILITIES (NET)                 17.0%              457,994
NET ASSETS                                        100.0%          $2,699,938
----------------------------------------------------------------------------


SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

                                                   CONTRACT          MARKET
                                                    VALUE            VALUE
FACE VALUE                                          DATE            (NOTE 1)
----------                                          ----            --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
    30,000     Australian Dollar  . . . . . .  02/25/98          $   19,509
    20,000     British Pound. . . . . . . . .  02/25/98              32,783
   105,406     Canadian Dollar. . . . . . . .  02/25/98              73,886
   200,000     Finnish Markka . . . . . . . .  02/25/98              36,819
   400,000     French Franc . . . . . . . . .  02/25/98              66,678
    28,896     German Deutsche. . . . . . . .  02/25/98              16,115
    70,000     German Deutsche. . . . . . . .  02/25/98              39,037
    30,000     German Deutsche. . . . . . . .  02/25/98              16,730
    70,000     German Deutsche. . . . . . . .  02/25/98              39,037
    20,926     German Deutsche. . . . . . . .  02/25/98              11,670
   146,906     German Deutsche. . . . . . . .  02/25/98              81,926
    40,000     German Deutsche. . . . . . . .  02/25/98              22,307
 1,441,390     Japanese Yen . . . . . . . . .  02/25/98              11,133
 5,029,500     Japanese Yen . . . . . . . . .  02/25/98              38,846
 7,165,490     Japanese Yen . . . . . . . . .  02/25/98              55,343
 1,440,400     Japanese Yen . . . . . . . . .  02/25/98              11,125
 5,747,760     Japanese Yen . . . . . . . . .  02/25/98              44,394
26,753,726     Japanese Yen . . . . . . . . .  02/25/98             206,636
14,241,693     Japanese Yen . . . . . . . . .  02/25/98             109,998
12,258,500     Spanish Peseta . . . . . . . .  02/25/98              80,580
   500,000     Swedish Krona. . . . . . . . .  02/25/98              63,072
---------------------------------------------------------------------------
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $1,119,232) **                                  $1,077,624
---------------------------------------------------------------------------
---------------------------------------------------------------------------

                                                   CONTRACT          MARKET
                                                    VALUE            VALUE
FACE VALUE                                          DATE            (NOTE 1)
----------                                          ----            --------
FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
     50,000    British Pound . . . . . . . . .    02/25/98           81,957
     70,688    German Deutsche . . . . . . . .    02/25/98           39,421
     70,000    German Deutsche . . . . . . . .    02/25/98           39,037
     80,000    German Deutsche . . . . . . . .    02/25/98           44,614
    100,000    German Deutsche . . . . . . . .    02/25/98           55,767
     20,000    German Deutsche . . . . . . . .    02/25/98           11,154
     20,000    German Deutsche . . . . . . . .    02/25/98           11,154


     86,113    German Deutsche . . . . . . . .    02/25/98           48,023
    224,034    German Deutsche . . . . . . . .    02/25/98          124,939
130,452,090    Italian Lira. . . . . . . . . .    02/25/98           73,717
  5,117,420    Japanese Yen. . . . . . . . . .    02/25/98           39,525
  5,117,280    Japanese Yen. . . . . . . . . .    02/25/98           39,524
  2,181,000    Japanese Yen. . . . . . . . . .    02/25/98           16,845
  2,908,260    Japanese Yen. . . . . . . . . .    02/25/98           22,462
     50,000    Swiss Franc . . . . . . . . . .    02/25/98           34,443
---------------------------------------------------------------------------
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $701,879) **                                      $682,582
---------------------------------------------------------------------------
---------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 THE PALLADIAN TRUST
                     THE GLOBAL INTERACTIVE / TELECOMM PORTFOLIO
                    PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997

                                                                     VALUE
SHARES                                                              (NOTE 1)
------                                                              --------
           COMMON STOCKS                                 74.1%
           CANADA                                         0.5%
     500   British Columbia Telecomm . . . . . . . . . . . . .          $15,568
                                                                   ------------

           FOREIGN                                        0.3%
     500   Havas S.A. Spons, ADR . . . . . . . . . . . . . . .            8,997
                                                                   ------------

           UNITED STATES                                 73.3%
           BROADCASTING, MEDIA, PRODUCTION & RADIO       17.6%
   2,500   Ackerly Communications  . . . . . . . . . . . . . .           42,344
   1,000   Granite Broadcasting Corp - Conv. Pref. . . . . . .           48,500
     500   Kingworld Productions, Inc. . . . . . . . . . . . .           28,875
     500   Lee Enterprises . . . . . . . . . . . . . . . . . .           14,782
   3,000   Lin Television Corp. *  . . . . . . . . . . . . . .          163,500
   2,500   Media General, Inc. - Class A . . . . . . . . . . .          104,531
   1,000   Time Warner, Inc. . . . . . . . . . . . . . . . . .           62,000
     600   United Television, Inc.   . . . . . . . . . . . . .           62,325
                                                                   ------------
                                                                        526,857
                                                                   ------------
           CABLE                                         17.9%
   2,000   BET Holdings Inc. Class A * . . . . . . . . . . . .          109,250
   1,000   Cablevision Systems Corp. * . . . . . . . . . . . .           95,750
   1,500   Century Communications *  . . . . . . . . . . . . .           14,626
   1,000   Home Shopping Network, Inc. * . . . . . . . . . . .           51,500
   2,000   Tele-Communications, Inc. . . . . . . . . . . . . .           55,875
   1,000   United International Holding, Class A * . . . . . .           11,500
   2,000   US West Media Group * . . . . . . . . . . . . . . .           57,750
   3,500   Viacom Inc Class A *  . . . . . . . . . . . . . . .          143,063
                                                                   ------------
                                                                        539,314
                                                                   ------------
           COMMUNICATION SERVICES                         1.8%
     500   Comsat Corp.  . . . . . . . . . . . . . . . . . . .           12,125
   2,000   Loral Space & Communiation *  . . . . . . . . . . .           42,875
                                                                   ------------
                                                                         55,000
                                                                   ------------
           DIVERSIFIED                                    0.9%
     300   Sony Corp., ADR . . . . . . . . . . . . . . . . . .           27,225
                                                                   ------------

           ENTERTAINMENT                                  4.0%
   5,000   Ascent Entertainment Group *  . . . . . . . . . . .           51,875
     500   ITT Corp. * . . . . . . . . . . . . . . . . . . . .           41,438
   1,000   Telecom-TCI Ventures *  . . . . . . . . . . . . . .           28,312
                                                                   ------------
                                                                        121,625
                                                                   ------------
           INTERNET                                       0.4%
     500   AT Home Corp. * . . . . . . . . . . . . . . . . . .           12,563
                                                                   ------------


           MISCELLANEOUS                                  7.2%
   1,500   American Radio Systems Corp. *  . . . . . . . . . .           79,969
   3,000   Liberty Media Group, Class A. . . . . . . . . . . .          108,750
   2,000   Shared Tech. Fairchid, Inc. * . . . . . . . . . . .           29,250
                                                                   ------------
                                                                        217,969

           TELECOMMUNICATIONS                            22.8%
   1,000   Cable & Wireless PLC - ADR  . . . . . . . . . . . .           27,187
   1,000   Century Telephone Enterprises . . . . . . . . . . .           49,812
     500   Chris-Craft Industries, Inc. *  . . . . . . . . . .           26,156
   5,000   Citizens Utilities, Class B * . . . . . . . . . . .           48,125
   1,000   Citizens Utilities, Preferred 5% CV . . . . . . . .           47,750
   1,000   Frontier Corporation  . . . . . . . . . . . . . . .           24,062
   6,000   GST Telecommunications *  . . . . . . . . . . . . .           71,250
   2,000   MCI Communications Corp.  . . . . . . . . . . . . .           85,625
   1,600   So. New England Telecomm. . . . . . . . . . . . . .           80,500
   3,000   Sprint  . . . . . . . . . . . . . . . . . . . . . .          134,250
   2,000   Telephone Data Systems  . . . . . . . . . . . . . .           93,125
                                                                   ------------
                                                                        687,842

           WIRELESS COMMUNICATIONS                        0.7%
   2,500   Price Communcations * . . . . . . . . . . . . . . .           21,405
                                                                   ------------

TOTAL INVESTMENTS (COST $1,836,313) **                   74.1%        2,234,365
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET)                       25.9%          782,076
-------------------------------------------------------------------------------
NET ASSETS                                               100.0%      $3,016,441
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*   NON-INCOME PRODUCING SECURITY
**  APPROXIMATES AGGREGATE COST FOR FEDERAL TAX PURPOSES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Palladian Trust

Notes to Financial Statements

1.   ORGANIZATION

The Palladian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company organized as a Massachusetts business trust. The Trust is comprised of five portfolios: Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm Portfolio (collectively the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) advisers to the Portfolios and their affiliates.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by, or under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material to the investment.

At December 31, 1997, $148,368 or 3.3% of net assets of the Growth Portfolio were valued by management under the direction of the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency transactions. Unrealized gains and losses of securities, which result from changes in forward currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolios and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade is included in realized gain/(loss) from investment securities sold.

FORWARD FOREIGN CURRENCY CONTRACTS. All portfolios may enter into forward foreign currency contracts. Foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price.
The Portfolios may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolios' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Portfolios have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Portfolios have acquired or hedged through currency contracts at December 31, 1997. Forward foreign currency contracts that have been offset with different counterparties are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Portfolios' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Portfolios as an unrealized gain or loss. When the contract is closed or delivery is taken, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FEDERAL INCOME TAXES. Each Portfolio of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Portfolio of the Trust, has complied and intends to continue to comply with the provisions of Sub Chapter M of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all federal income taxes.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared and paid quarterly for all portfolios. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period.

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Portfolio on a straight-line basis over a five-year period from commencement of operations. The amount paid by the Trust on any redemption by Palladian Advisors, Inc. ("PAI") or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Portfolio, will be reduced by a portion of any unamortized organization expenses of the Portfolio determined by the proportion of the number of the Initial Shares of the Portfolio redeemed to the number of the Initial Shares of the Portfolio outstanding after taking into account any prior redemptions of the Initial Shares of the Portfolio.

During the year ended December 31, 1997, all of the Initial Shares of the Global Strategic Income Portfolio were withdrawn. Accordingly, the proceeds paid upon withdrawal were reduced by the unamortized organization expenses of $16,710.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives $1,500 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust.

3. MANAGER, PORTFOLIO ADVISOR, PORTFOLIO MANAGERS, ADMINISTRATION FEES AND OTHER TRANSACTIONS.

PAI provided general supervision over the Trust, recommended investment advisors to serve as portfolio managers, assessed their performance and made periodic reports to the Trust. In performing these responsibilities, PAI relies upon Tremont Partners, Inc. as Portfolio Advisor. PAI, not the Trust, paid the fees of the Portfolio Advisor.

The Trust and PAI entered into portfolio management agreements with various Portfolio Managers. The Portfolio Managers for the Portfolios are as follows:
GAMCO Investors, Inc. serves as the Portfolio Manager for The Value Portfolio and The Global Interactive/Telecomm Portfolio; Stonehill Capital Management, Inc. serves as the Portfolio Manager of The Growth Portfolio; Bee & Associates Incorporated serves as the Portfolio Manager of The International Growth Portfolio, and Fischer Francis Trees & Watts serves as the Portfolio Manager of The Global

Strategic Income Portfolio. Subsequent to December 31, 1997 Fischer Francis Trees & Watts submitted its resignation as Portfolio Manager (see note 10).

Investors Bank & Trust Company provides transfer agency, portfolio accounting and custody services for the Trust. The transfer agency and portfolio accounting fees are the greater of $40,000 or .05% of net assets for the first $600 million and .03% of the net assets in excess of $600 million. Custody fees are separated between domestic and global.

Western Capital Financial Group, Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Trust. The Distributor does not currently charge any fees for serving in this capacity.

Certain officers of the Trust were also officers of PAI and the Distributor.

Mario J. Gabelli, together with certain affiliated entities, owns a majority interest in the parent company of Tremont. The individual is also an officer of GAMCO Investors, Inc. selected by Tremont to provide investment advisory services to two Portfolios of the Trust.

An officer and sole shareholder of the Distributor is also an officer of PAI, and a trustee and officer of the Trust. Certain officers of PAI were also trustees and officers of the Trust.

The Value Portfolio and The Global Interactive/Telecomm Portfolio placed a significant portion of their portfolio transactions through Gabelli & Co., an affiliated entity of both portfolios and the Sub-Advisor, GAMCO Investors, Inc. Total commissions paid to Gabelli & Co. were as follows:


     Portfolio                          1997           1996
     ---------                          ----           ----
     Value                              $16,396        $4,896
     Global Interactive / Telecomm      $4,568         $3,200

4.   MANAGEMENT FEES

Each Portfolio paid an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. For the first twelve months of operations, the management fee was .80% of average net assets.

Each Portfolio began paying at the end of each month starting on February 1, 1997 for the Value Portfolio, Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm ) and on March 26, 1997 for the International Growth Portfolio, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee will equal one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance. Each Portfolio Manager has received 80% of the fee, and PAI has received the remaining 20%. PAI was responsible for paying the fee of Tremont, which equals 32.5% of the fee received by PAI. Effective at the close of business on February 11, 1998 the management agreement between PAI and the Trust was terminated (see note 10).

No Incentive Fee will be paid if the Portfolio's performance equals the targeted performance -- selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance is 5.25 percentage points higher than the target (i.e., 7.5 percentage points higher than the selected benchmark index). No fee will be paid if performance is 5.25 percentage points lower than the target (i.e., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various performance levels.



PERCENTAGE POINT DIFFERENCE BETWEEN ACTUAL PERFORMANCE OF THE PORTFOLIO
(NET OF EXPENSES INCLUDING BASIC FEE AND INCENTIVE FEE) AND THE                                               TOTAL
% CHANGE IN THE SELECTED BENCHMARK INDEX FOR THE PERIOD                    BASIC FEE (%)  INCENTIVE FEE (%)   ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------

+7.5 or greater                                                                2.0             2.0                 4.0
+6.0 or greater, but less than +7.5                                            2.0             1.5                 3.5
+4.5 or greater, but less than +6.0                                            2.0             1.0                 3.0
+3.0 or greater, but less than +4.5                                            2.0             0.5                 2.5
+1.5 or greater, but less than +3.0                                            2.0             0.0                 2.0
 0.0 or greater, but less than +1.5                                            2.0             -0.5                1.5
-1.5 or greater, but less than 0.0                                             2.0             -1.0                1.0
-3.0 or greater, but less than -1.5                                            2.0             -1.5                0.5
Less than -3.0                                                                 2.0             -2.0                0.0
--------------------------------------------------------------------------------------------------------------------------


MAXIMUM FEE IF PERFORMANCE IS NEGATIVE. Notwithstanding the above schedule, if the absolute performance of a Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If a Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

5.   PORTFOLIO MANAGER INVESTMENT

Each Portfolio Manager has contractually agreed that it or an affiliate (either directly or through a qualified plan) will invest a minimum total of $1 million in the Portfolio or Portfolios it manages. The Portfolio Manager for the Global Strategic Income Portfolio made the investment shortly after the Portfolio commenced operations. The Portfolio Managers for the International Growth Portfolio (Bee & Associates Incorporated) and the Growth Portfolio (Stonehill Capital Management, Inc.) have each agreed that it or its principals will make the investment (directly or through qualified plans) when that Portfolio reaches $10 million in total assets. Since GAMCO Investors, Inc. manages both the Value Portfolio and the Global Interactive/Telecomm Portfolio, it agreed to invest $500,000 in each Portfolio. GAMCO Investors, Inc. made those investments shortly after the Portfolios commenced operations. Although a Portfolio Manager is permitted by law to sell its shares at any time, each Portfolio Manager currently intends to maintain that investment as long as it manages the Portfolio.

Subsequent to year-end the Portfolio Manager of the Global Strategic Income Portfolio withdrew their investment. See note 9 for further information.

6. PURCHASES AND SALES OF SECURITIES. The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, were as follows for the periods ended:


     DECEMBER 31, 1997
     Portfolio                          Purchases           Sales
     ---------                          ---------           -----
     Value                              $7,425,131          $3,913,037
     Growth                             7,952,647           3,760,971
     International Growth               3,417,583           147,526
     Global Strategic Income            10,884,962          9,451,882
     Global Telecomm / Interactive      2,420,919           1,127,581


     DECEMBER 31, 1996
     Portfolio                          Purchases           Sales
     ---------                          ---------           -----
     Value                              $1,108,875          $506,966
     Growth                             945,895             834,937
     International Growth               104,657             54,690
     Global Strategic Income            2,038,929           1,668,243
     Global Telecomm / Interactive      758,380             360,983


The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short-term investments, were as follows for the periods ended:


     DECEMBER 31, 1997
     Portfolio                     Purchases           Sales
     ---------                     ---------           -----
     Global Strategic Income       $4,348,221          $3,832,734


     DECEMBER 31, 1996
     Portfolio                     Purchases           Sales
     ---------                     ---------           -----
     Global Strategic Income       $451,688            -----


The aggregate gross unrealized appreciated, aggregate gross unrealized depreciated, net unrealized appreciated (depreciated), and cost of all securities as computed on Federal income tax basis, each portfolio for the periods as follows:


     DECEMBER 31, 1997
     Portfolio                     Appreciation        (Depreciation)
     ---------                     ------------        --------------
     Value                         $676,695            ($129,814)
     Growth                        483,840             (215,813)
     International Growth          168,211             (445,362)
     Global Strategic Income       33,218              (11,259)
     Global Telecomm/Interactive   418,760             (20,707)


7. SHARES OF BENEFICIAL INTEREST. Each Portfolio of the Trust may issue an unlimited number of shares of beneficial interest without par value.


VALUE PORTFOLIO                                   SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................  432,360        $5,547,192
 Issued as reinvestment of dividends ...........  30,421         410,683
 Redeemed.......................................  (57,726)       (783,685)
                                                  --------       ---------
 Net Increase...................................  405,055        $5,174,190
                                                  -------        ----------
                                                  -------        ----------
 For the period ended:  December 31, 1996

 Sold..........................................   77,424         $783,945
 Issued as reinvestment of dividends...........   4,552          49,532
 Redeemed......................................   (215)          (2,310)
                                                  -----          -------
 Net Increase..................................   81,761         $831,167
                                                  ------         --------
                                                  ------         --------


GROWTH PORTFOLIO                                  SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold..........................................   391,597        $4,843,510
 Issued as reinvestment of dividends...........   0              0
 Redeemed......................................   (31,707)       (418,247)
                                                  --------       ---------
 Net Increase..................................   359,890        $4,425,263
                                                  -------        ----------
                                                  -------        ----------

 For the period ended:  December 31, 1996

 Sold..........................................   15,062         $140,698
 Issued as reinvestment of dividends...........   0              0
 Redeemed......................................   (2,372)        (24,370)
                                                  -------        --------
 Net Increase..................................   12,690         $116,328
                                                  ------         --------
                                                  ------         --------


INTERNATIONAL GROWTH PORTFOLIO                    SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................  347,778        $3,686,977
 Issued as reinvestment of dividends............  2,452          23,812
 Redeemed.......................................  (29,718)       (318,355)
                                                  --------       ---------
 Net Increase...................................  320,512        $3,392,434
                                                  -------        ----------
                                                  -------        ----------

 For the period ended:  December 31, 1996

 Sold...........................................  9,266          $83,446
 Issued as reinvestment of dividends............  164            1,702
 Redeemed.......................................  (999)          (7,748)
                                                  -----          -------
 Net Increase ..................................  8,431          $77,400
                                                  -----          -------
                                                  -----          -------


GLOBAL STRATEGIC INCOME PORTFOLIO                 SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................  181,202        $1,722,206
 Issued as reinvestment of dividends ...........  4,292          42,408
 Redeemed.......................................  (23,111)       (229,024)
                                                  --------       ---------
 Net Increase...................................  162,383        $1,585,590
                                                  -------        ----------
                                                  -------        ----------

 For the period ended:  December 31, 1996

 Sold...........................................  140,820        $1,387,995
 Issued as reinvestment of dividends............  711            7,098
 Redeemed.......................................  (35,612)       (333,700)
                                                  --------       ---------
 Net Increase...................................  105,919        $1,061,393
                                                  -------        ----------
                                                  -------        ----------


GLOBAL INTERACTIVE/TELECOMM PORTFOLIO             SHARES         AMOUNT
--------------------------------------------------------------------------------
 For the period ended:  December 31, 1997

 Sold...........................................  174,816        $2,115,492
 Issued as reinvestment of dividends............  11,406         151,815
   Redeemed.....................................  (19,211)       (240,205)
                                                  --------       ---------
 Net Increase...................................  167,011        $2,027,102
                                                  -------        ----------
                                                  -------        ----------

 For the period ended:  December 31, 1996

 Sold...........................................  58,734         $586,289
 Issued as reinvestment of dividends............  288            2,886
 Redeemed.......................................  (608)          (5,723)
                                                  -----          -------
 Net Increase...................................  58,414         $583,452
                                                  ------         --------
                                                  ------         --------

8.   CAPITAL LOSS CARRY FORWARD.

At December 31, 1997, the Portfolios had capital loss carry forwards.


     Portfolio                Amount    Expiration
     ---------                ------    ----------
     Growth                   $4,913    2004
                              75,969    2005
     International Growth     $5,735    2005

9.   CAPITAL INFUSION.

On September 24, 1996 PAI agreed to voluntarily contribute capital to each of Portfolios as follows:


     Portfolio                                    Amount
     ---------                                    ------
     Value                                        $51,906
     Growth                                       49,231
     International Growth                         34,947
     Global Strategic Income                      52,077
     Global Interactive / Telecomm                40,662
                                                  ------
                                                  $228,823

The amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations set forth above from the period from the inception of the Portfolios to September 10, 1996. PAI received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase to paid capital for each Portfolio. PAI made the contribution on January 31, 1997.

10.  SUBSEQUENT EVENTS

EXPENSE LIMITATIONS. Under terms approved by the Board of Trustees of the Portfolios, PAI agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (i.e. expenses other than management fees) from September 11, 1996 through December 31, 1997 exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. Thereafter through December 31, 1999, the Portfolios were required to reimburse PAI for these expenses, provided that average net assets had grown or expenses had declined sufficiently to allow reimbursement without causing the portfolios' ratio of non-management fee expenses to average net assets to exceed the specified rates above. The fees waived and expense subject to reimbursement by PAI for each Portfolio were as follows:


                                                                 Expense
                         Expense              Expense            Reimbursement
                         Reimbursement        Reimbursement      since
                         for the period ended for the year ended Commencement
Portfolio                December 31, 1996    December 31, 1997  of Operations
---------                -----------------    -----------------  -------------
Value                    40,166               123,916            $164,082
Growth                   26,018               108,474            134,492
International Growth     23,053               84,536             107,589
Global Strategic Income  46,749               95,354             142,103
Global Interactive/
Telecomm                 33,568               81,113             114,681



                         Waived Advisor fees
                         or cash payment made
                         by the Advisor for            Due From
                         the year ended                Advisor at
Portfolio                December 31, 1997             December 31, 1997
---------                -----------------             -----------------
Value                    17,572                        146,510
Growth                   10,961                        123,531
International Growth     10,721                        96,868
Global Strategic Income  20,343                        121,760
Global Interactive/
Telecomm                 15,354                        99,327


Through December 31, 1997, PAI had waived its fees or made cash payments to reimburse expenses for the amounts due to the Portfolios as follows: Value Portfolio, $17,572; Growth Portfolio, $10,961; International Growth Portfolio, $10,721; Global Strategic Income Portfolio, $20,343; Global/Telecomm Portfolio, $15,354. No other payments were made by PAI to the Portfolios.

At the request of the Board of Trustees, PAI had committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best interests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group includes Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), the issuer of a variable annuity contract utilizing the Portfolios as investment options, certain principals of PAI and entities selling the variable contracts.

On January 28, 1998, the Payment Group paid the Portfolios the following amounts due under the expense limitation arrangement: Value Portfolio, $128,362; Growth Portfolio, $114,448; International Growth Portfolio, $89,895; Global Strategic Income Portfolio, $103,436; Global Interactive/Telecomm Portfolio, $88,983. The remaining amounts due to the portfolios will paid in March 1998 by Allmerica Financial. Accordingly, the Trust will be fully reimbursed for amounts owed under the expense limitation arrangement.

Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, any fees provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above). This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.

MANAGEMENT CHANGES. In light of the inability of PAI to pay the Trust certain amounts due under the expense reimbursement arrangement described above, the Board of Trustees and PAI agreed to a termination of PAI's Management Agreement with the Trust, effective at the close of business on February 11, 1998. Effective February 12, 1998, Allmerica Investment Management Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust.

AIMCO is registered with the Securities and Exchange Commission as an investment adviser. AIMCO is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for its variable contracts, Allmerica Financial and First Allmerica Financial Life Insurance Company.

As Manager, AIMCO serves as overall investment adviser to the Trust. AIMCO is currently responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. Advisory fees remain the same as described in Note 4.

AIMCO's advisory agreement will remain in effect past June 11, 1998, only if approved by shareholders. The Board of Trustees, Allmerica Financial, AIMCO and the other members of the Payment Group are considering whether additional management changes should be made in the long-term. The Board of Trustees expects that, near term, it will determine whether to seek shareholder approval of the current AIMCO agreement, or another advisory agreement with AIMCO or another adviser, or whether it will propose other approaches.

PORTFOLIO ADVISOR. Effective February 12, 1998, Tremont Partners, Inc. ("Tremont" or the "Portfolio Advisor"), no longer serves as Portfolio Advisor to the Trust. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees have not changed.

PORTFOLIO MANAGER. Fischer Francis Trees & Watts, Inc. ("Fischer Francis") has submitted its resignation as Portfolio Manager of the Global Strategic Income Portfolio. It is expected that the resignation will be effective on or about April 4, 1998. Fischer Francis has withdrawn its $1 million investment in the Portfolio. The Trust and AIMCO are considering seeking a new Portfolio Manager or winding down the operations of this Portfolio through a merger, substitutions or other approach. If at any time there is no Portfolio Manager in place for any Portfolio, under the current advisory agreement, the Manager or an affiliate would be responsible for managing that Portfolio.

EXPENSE LIMITATIONS FOR 1998 EXPENSES. Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (i.e., expenses other than management fees) exceed the following expense limitation (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%, Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. For the three global or international Portfolios, the expense limitation for 1998 is the same percentage (1.20%) as the 1997 limitation. For the Value and Growth Portfolios, the 1998 limitation is 1.00% rather than the 0.70% 1997 limitation. Allmerica Financial has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjustment to be made not later than January 15, 1999). Allmerica Financial, if agreed to by the Board, may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica Financial voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469; Growth Portfolio, $10,350; International Growth Portfolio, $7,723; Global Strategic Income Portfolio, $7,936; Global Interactive/Telecomm Portfolio, $6,618. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica Financial received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase in paid in capital for each Portfolio.

For the two years following the date that the Allmerica Financial expenses limitation ends, each Portfolio will reimburse Allmerica Financial for any Portfolio expenses it reimbursed pursuant to the expense limitation provided that such reimbursement to Allmerica Financial does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed above. After the two year period after the Allmerica Financial expense limitation ends, the Portfolios' obligation to reimburse Allmerica Financial will cease.

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of The Palladian Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Value Portfolio, Growth Portfolio, International Growth Portfolio, Global Strategic Income Portfolio and Global Interactive/Telecomm Portfolio (five portfolios of the Palladian Trust and collectively the "Portfolios"), as of December 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1997, the results of their operations, their changes in net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 16, 1998